Exhibit 32.1



                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Ian M. Cumming, as Chairman of the Board and Chief Executive Officer of Leucadia National Corporation (the "Company") certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the accompanying Form 10-Q report for the period ending September 30, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 14, 2003
                                           By: /s/ Ian M. Cumming
                                               ------------------
                                               Ian M. Cumming
                                               Chairman of the Board and
                                               Chief Executive Officer






A signed original of this written statement required by Section 906 has been provided to Leucadia National Corporation and will be retained by Leucadia National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.